                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 24, 2002
(Date of earliest event reported)

Commission File No. 333-74544





                    Bank of America Mortgage Securities, Inc.
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         Delaware                                   94-324470
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


       201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                    (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)






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ITEM 5.    Other Events

           Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
       (99)                                 Collateral Term Sheets,
                                            Computational Materials
                                            and Structural Term Sheets
                                            prepared by Banc of America
                                            Securities LLC and Lehman Brothers
                                            Inc. in connection with Banc
                                            of America Mortgage
                                            Securities, Inc., Mortgage
                                            Pass-Through Certificates,
                                            Series 2002-F

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK OF AMERICA MORTGAGE
                                       SECURITIES, INC.


June 24, 2002

                                       By:     /s/ Judy Lowman
                                             ----------------------------
                                             Judy Lowman
                                             Vice President

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.            Description                              Electronic (E)
-----------            -----------                              --------------

   (99)                Collateral Terms Sheets,
                       Computational Materials                       E
                       and Structural Term Sheets
                       prepared by Banc of America
                       Securities LLC and Lehman
                       Brothers Inc. in connection
                       with Banc of America Mortgage
                       Securities, Inc., Mortgage Pass-
                       Through Certificates, Series 2002-F